UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 23, 2024, Rocky Mountain Chocolate Factory, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. At the close of business on June 28, 2024, the record date for the Annual Meeting (the “Record Date”), there were 6,341,595 shares of the Company’s common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company.

At the Annual Meeting, 4,955,334 shares of the Company’s issued and outstanding shares of common stock entitled to vote as of the Record Date, or approximately 78.14%, were represented by proxy, in person, or virtually, and, therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the Securities and Exchange Commission on June 28, 2024.

The final voting results on the proposals presented for stockholder approval at the Annual Meeting are as follows:

Proposal 1 – Election of Directors. Each of Starlett B. Johnson, Charles B. Arnold, Steven L. Craig, Jeffrey R. Geygan and Mark O. Riegel was elected as a director to serve on the Company’s board of directors until the Company’s 2025 Annual Meeting of Stockholders and until his or her successor, if any, is elected or appointed, or his or her earlier death, resignation, retirement, disqualification or removal as follows:

Name	For	Withheld	Broker Non-Votes
Starlette B. Johnson	3,881,316	108,946	965,071
Charles B. Arnold	3,925,581	64,682	965,071
Steven L. Craig	3,346,704	643,559	965,071
Jeffrey R. Geygan	3,398,189	592,073	965,071
Mark O. Riegel	3,091,579	898,683	965,071

Proposal 2 – Ratification of Independent Registered Public Accountants. The appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28,2025 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,577,914	34,419	343,000	0

Proposal 3 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The compensation of the Company’s named executive officers, on an advisory basis was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,351,131	604,931	34,200	965,071

Proposal 4 – Approval of the Rocky Mountain Chocolate Factory, Inc. 2024 Omnibus Incentive Compensation Plan. The 2024 Omnibus Incentive Compensation Plan was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,339,898	631,205	19,159	965,071

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Mountain Chocolate Factory, Inc.

Date: August 27, 2024	By:	/s/ Jeffrey R. Geygan
Jeffrey R. Geygan
Interim Chief Executive Officer